EXHIBIT 99.6

                                                        MONTHLY OPERATING REPORT

CASE  NAME: OK TURBINES, INC.                           ACCRUAL BASIS

CASE  NUMBER: 400-42146-BJH-11                          02/13/95, RWD, 2/96

JUDGE:  BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                        MONTH ENDING: SEPTEMBER 30, 2000

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ DREW KEITH                                              CFO
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

Drew Keith                                                10/20/00
---------------------------------------    -------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE

PREPARER:

/s/ JESSICA L. WILSON                            Chief Accounting Officer
---------------------------------------    -------------------------------------
ORIGINAL SIGNATURE OF PREPARER                             TITLE

Jessica L. Wilson                                         10/20/00
---------------------------------------    -------------------------------------
PRINTED NAME OF PREPARER                                    DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-1

CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96

----------------------------------------------------------
COMPARATIVE BALANCE SHEET
------------------------------------------------------------------------------------------------------------------
                                                                MONTH              MONTH              MONTH
                                            SCHEDULE      --------------------------------------------------------
ASSETS                                       AMOUNT           July 2000         August 2000      September 2000
------------------------------------------------------------------------------------------------------------------
1.     UNRESTRICTED CASH                         $299,835           $185,603           $257,073          $292,736
------------------------------------------------------------------------------------------------------------------
2.     RESTRICTED CASH                                 $0                                    $0                $0
------------------------------------------------------------------------------------------------------------------
3.     TOTAL CASH                                $299,835           $185,603           $257,073          $292,736
------------------------------------------------------------------------------------------------------------------
4.     ACCOUNTS RECEIVABLE (NET)                 $569,077           $685,482           $690,746          $503,061
------------------------------------------------------------------------------------------------------------------
5.     INVENTORY                               $4,135,448         $4,054,421         $4,064,919        $4,142,102
------------------------------------------------------------------------------------------------------------------
6.     NOTES RECEIVABLE                                $0                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
7.     PREPAID EXPENSES                                $0                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH LIST)                        $30,000        ($1,074,355)         ($987,399)        ($981,712)
------------------------------------------------------------------------------------------------------------------
9.     TOTAL CURRENT ASSETS                    $5,034,360         $3,851,151         $4,025,339        $3,956,187
------------------------------------------------------------------------------------------------------------------
10.    PROPERTY, PLANT & EQUIPMENT               $474,012           $568,177           $568,177          $568,177
------------------------------------------------------------------------------------------------------------------
11.    LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                          $0           $105,567           $109,368          $113,169
------------------------------------------------------------------------------------------------------------------
12.    NET PROPERTY, PLANT &
       EQUIPMENT                                 $474,012           $462,610           $458,809          $455,008
------------------------------------------------------------------------------------------------------------------
13.    DUE FROM INSIDERS                               $0                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                      $0                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
15.    OTHER (ATTACH LIST)                             $0                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL ASSETS                            $5,508,372         $4,313,761         $4,484,148        $4,411,195
------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
17.    ACCOUNTS PAYABLE                                              $22,527            $24,621           $38,118
------------------------------------------------------------------------------------------------------------------
18.    TAXES PAYABLE                                                      $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
19.    NOTES PAYABLE                                                      $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
20.    PROFESSIONAL FEES                                                  $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
21.    SECURED DEBT                                                       $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
22.    OTHER (ATTACH LIST)                                                $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
23.    TOTAL POSTPETITION
       LIABILITIES                                                   $22,527            $24,621           $38,118
------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
------------------------------------------------------------------------------------------------------------------
24.    SECURED DEBT                                    $0                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
25.    PRIORITY DEBT                              $28,268                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
26.    UNSECURED DEBT                            $493,554           $522,843           $522,843          $522,843
------------------------------------------------------------------------------------------------------------------
27.    OTHER (ATTACH LIST)                             $0                 $0                 $0                $0
------------------------------------------------------------------------------------------------------------------
28.    TOTAL PREPETITION LIABILITIES             $521,822           $522,843           $522,843          $522,843
------------------------------------------------------------------------------------------------------------------
29.    TOTAL LIABILITIES                         $521,822           $545,370           $547,464          $560,961
------------------------------------------------------------------------------------------------------------------
EQUITY
------------------------------------------------------------------------------------------------------------------
30.    PREPETITION OWNERS' EQUITY                                 $3,790,619         $3,790,619        $3,790,619
------------------------------------------------------------------------------------------------------------------
31.    POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                                             ($22,228)          $146,065           $59,615
------------------------------------------------------------------------------------------------------------------
32.    DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
------------------------------------------------------------------------------------------------------------------
33.    TOTAL EQUITY                                    $0         $3,768,391         $3,936,684        $3,850,234
------------------------------------------------------------------------------------------------------------------
34.    TOTAL LIABILITIES &
       OWNERS' EQUITY                            $521,822         $4,313,761         $4,484,148        $4,411,195
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-2

CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96

-----------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------
                                             MONTH          MONTH           MONTH
                                         ----------------------------------------------   QUARTER
REVENUES                                   July 2000     August 2000   September 2000      TOTAL
------------------------------------------------------------------------------------------------------
1.    GROSS REVENUES                           $432,830       $568,331        $284,069     $1,285,230
------------------------------------------------------------------------------------------------------
2.    LESS: RETURNS & DISCOUNTS                      $0        $26,939              $0        $26,939
------------------------------------------------------------------------------------------------------
3.    NET REVENUE                              $432,830       $541,392        $284,069     $1,258,291
------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------
4.    MATERIAL                                 $318,325       $237,129        $230,413       $785,867
------------------------------------------------------------------------------------------------------
5.    DIRECT LABOR                              $36,811        $48,890         $53,327       $139,028
------------------------------------------------------------------------------------------------------
6.    DIRECT OVERHEAD                              $190         $3,441          $2,120         $5,751
------------------------------------------------------------------------------------------------------
7.    TOTAL COST OF GOODS SOLD                 $355,326       $289,460        $285,860       $930,646
------------------------------------------------------------------------------------------------------
8.    GROSS PROFIT                              $77,504       $251,932         ($1,791)      $327,645
------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
9.    OFFICER/INSIDER COMPENSATION               $7,933         $7,933          $7,933        $23,799
------------------------------------------------------------------------------------------------------
10.   SELLING & MARKETING                          $594           $293            $747         $1,634
------------------------------------------------------------------------------------------------------
11.   GENERAL & ADMINISTRATIVE                  $26,855        $31,212         $34,637        $92,704
------------------------------------------------------------------------------------------------------
12.   RENT & LEASE                               $2,804         $3,761          $2,784         $9,349
------------------------------------------------------------------------------------------------------
13.   OTHER (ATTACH LIST)                       $36,639        $36,639         $29,757       $103,035
------------------------------------------------------------------------------------------------------
14.   TOTAL OPERATING EXPENSES                  $74,825        $79,838         $75,858       $230,521
------------------------------------------------------------------------------------------------------
15.   INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                           $2,679       $172,094        ($77,649)       $97,124
------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------
16.   NON-OPERATING INCOME (ATT. LIST)               $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
17.   NON-OPERATING EXPENSE (ATT. LIST)              $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
18.   INTEREST EXPENSE                               $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
19.   DEPRECIATION/DEPLETION                     $3,801         $3,801          $3,801        $11,403
------------------------------------------------------------------------------------------------------
20.   AMORTIZATION                                   $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
21.   OTHER (ATTACH LIST)                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
22.   NET OTHER INCOME & EXPENSES                $3,801         $3,801          $3,801        $11,403
------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------
23.   PROFESSIONAL FEES                              $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
24.   U.S. TRUSTEE FEES                              $0             $0          $5,000         $5,000
------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                            $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
26.   TOTAL REORGANIZATION EXPENSES                  $0             $0          $5,000         $5,000
------------------------------------------------------------------------------------------------------
27.   INCOME TAX                                     $0             $0              $0             $0
------------------------------------------------------------------------------------------------------
28.   NET PROFIT (LOSS)                         ($1,122)      $168,293        ($86,450)       $80,721
------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-3

CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96

----------------------------------------------------------------------------------------------------------
                                             MONTH            MONTH           MONTH
CASH RECEIPTS AND                       --------------------------------------------------    QUARTER
DISBURSEMENTS                              July 2000       August 2000    September 2000       TOTAL
----------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                 $369,827        $185,603         $257,073        $369,827
----------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
----------------------------------------------------------------------------------------------------------
2.    CASH SALES                                      $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
----------------------------------------------------------------------------------------------------------
3.    PREPETITION                                $28,639          $2,500           $3,015         $34,154
----------------------------------------------------------------------------------------------------------
4.    POSTPETITION                              $259,272        $564,266         $471,537      $1,295,075
----------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                  $287,911        $566,766         $474,552      $1,329,229
----------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
----------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                  $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                         $1,615         $19,446          $19,224         $40,285
----------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                $1,615         $19,446          $19,224         $40,285
----------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                            $289,526        $586,212         $493,776      $1,369,514
----------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                      $659,353        $771,815         $750,849      $1,739,341
----------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
----------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                $82,417         $51,841          $51,578        $185,836
----------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                          $6,225          $3,915           $3,895         $14,035
----------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                   $0          $1,313           $7,693          $9,006
----------------------------------------------------------------------------------------------------------
15.   SECURED/RENTAL/LEASES                       $3,222          $2,982           $2,792          $8,996
----------------------------------------------------------------------------------------------------------
16.   UTILITIES                                   $2,422          $4,930           $1,621          $8,973
----------------------------------------------------------------------------------------------------------
17.   INSURANCE                                       $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                       $289,871        $260,255         $158,418        $708,544
----------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                $6              $0               $0              $6
----------------------------------------------------------------------------------------------------------
20.   TRAVEL                                          $0             $10              $50             $60
----------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                 $140            $498             $255            $893
----------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                      $38,262         $90,103          $45,121        $173,486
----------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                   $29,339          $4,845          $17,380         $51,564
----------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                   $231          $1,715           $2,155          $4,101
----------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                        $17,865         $92,335         $167,155        $277,355
----------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS             $470,000        $514,742         $458,113      $1,442,855
----------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                               $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                           $3,750              $0               $0          $3,750
----------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                             $0              $0               $0              $0
----------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES               $3,750              $0               $0          $3,750
----------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                       $473,750        $514,742         $458,113      $1,446,605
----------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                            ($184,224)        $71,470          $35,663        ($77,091)
----------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                       $185,603        $257,073         $292,736        $292,736
----------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-4

CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96


------------------------------------------------------------------------------------------------------------------
                                                                      MONTH           MONTH            MONTH
                                                    SCHEDULE     -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                            AMOUNT         July 2000      August 2000    September 2000
------------------------------------------------------------------------------------------------------------------
1.     0-30                                                             $278,617         $300,647        $236,369
------------------------------------------------------------------------------------------------------------------
2.     31-60                                                            $173,078         $165,415         $53,028
------------------------------------------------------------------------------------------------------------------
3.     61-90                                                              $8,730          $77,205         $18,088
------------------------------------------------------------------------------------------------------------------
4.     91+                                                              $237,901         $161,498        $209,539
------------------------------------------------------------------------------------------------------------------
5.     TOTAL ACCOUNTS RECEIVABLE                              $0        $698,326         $704,765        $517,024
------------------------------------------------------------------------------------------------------------------
6.     AMOUNT CONSIDERED UNCOLLECTIBLE                                   $12,844          $14,019         $13,963
------------------------------------------------------------------------------------------------------------------
7.     ACCOUNTS RECEIVABLE (NET)                              $0        $685,482         $690,746        $503,061
------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                  MONTH:  September 2000
                                                                                 ---------------------------------
------------------------------------------------------------------------------------------------------------------
                                     0-30            31-60            61-90            91+
TAXES PAYABLE                        DAYS             DAYS            DAYS             DAYS            TOTAL
------------------------------------------------------------------------------------------------------------------
1.     FEDERAL                               $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     STATE                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     LOCAL                                 $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     OTHER (ATTACH LIST)                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     TOTAL TAXES PAYABLE                   $0               $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
6.     ACCOUNTS PAYABLE                 $39,303          ($1,102)             $0             ($83)        $38,118
------------------------------------------------------------------------------------------------------------------


------------------------------------------------
STATUS OF POSTPETITION TAXES                                              MONTH:  September 2000
                                                                                 ---------------------------------
------------------------------------------------------------------------------------------------------------------
                                                   BEGINNING         AMOUNT                           ENDING
                                                      TAX         WITHHELD AND/       AMOUNT            TAX
FEDERAL                                            LIABILITY*      0R ACCRUED          PAID          LIABILITY
------------------------------------------------------------------------------------------------------------------
1.     WITHHOLDING**                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
2.     FICA-EMPLOYEE**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
3.     FICA-EMPLOYER**                                        $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
4.     UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
5.     INCOME                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
6.     OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
7.     TOTAL FEDERAL TAXES                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------
8.     WITHHOLDING                                            $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
9.     SALES                                                  $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
10.    EXCISE                                                 $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
11.    UNEMPLOYMENT                                           $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
12.    REAL PROPERTY                                          $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
13.    PERSONAL PROPERTY                                      $0          $7,693           $7,693              $0
------------------------------------------------------------------------------------------------------------------
14.    OTHER (ATTACH LIST)                                    $0              $0               $0              $0
------------------------------------------------------------------------------------------------------------------
15.    TOTAL STATE & LOCAL                                    $0          $7,693           $7,693              $0
------------------------------------------------------------------------------------------------------------------
16.    TOTAL TAXES                                            $0          $7,693           $7,693              $0
------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-5

CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                     MONTH: September 2000
                                                            ------------------------------------------------
-------------------------------------------
BANK RECONCILIATIONS
                                              Account #1      Account #2      Account #3
------------------------------------------------------------------------------------------------------------
A.          BANK:                          Bank of America  Bank of America Bank of America
------------------------------------------------------------------------------------------------------------
B.           ACCOUNT NUMBER:                 15819-20089      00127-09156     00129-09155        TOTAL
------------------------------------------------------------------------------------------------------------
C.           PURPOSE (TYPE):                  Operating         Payroll        Operating
------------------------------------------------------------------------------------------------------------
1.     BALANCE PER BANK STATEMENT                  $320,221              $0              $0        $320,221
------------------------------------------------------------------------------------------------------------
2.     ADD: TOTAL DEPOSITS NOT CREDITED                  $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
3.     SUBTRACT: OUTSTANDING CHECKS                 $27,948              $0              $0         $27,948
------------------------------------------------------------------------------------------------------------
4.     OTHER RECONCILING ITEMS                           $0              $0              $0              $0
------------------------------------------------------------------------------------------------------------
5.     MONTH END BALANCE PER BOOKS                 $292,273       $0              $0               $292,273
------------------------------------------------------------------------------------------------------------
6.     NUMBER OF LAST CHECK WRITTEN              5495       Account closed  Account closed
------------------------------------------------------------------------------------------------------------


-------------------------------------------
INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------
                                               DATE OF          TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                    PURCHASE       INSTRUMENT         PRICE           VALUE
------------------------------------------------------------------------------------------------------------
7.     N/A
------------------------------------------------------------------------------------------------------------
8.     N/A
------------------------------------------------------------------------------------------------------------
9.     N/A
------------------------------------------------------------------------------------------------------------
10.    N/A
------------------------------------------------------------------------------------------------------------
11.    TOTAL INVESTMENTS                                                                 $0              $0
------------------------------------------------------------------------------------------------------------

-------------------------------------------
CASH
------------------------------------------------------------------------------------------------------------
12.    CURRENCY ON HAND                                                                                $463
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
13.    TOTAL CASH - END OF MONTH                                                                   $292,736
------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                            ACCRUAL BASIS-6

CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH:   September 2000

------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
------------------------------------------------------

     OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO
     INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY
     CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE
     TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE,
     HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS
     IF NECESSARY.

--------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------
                           TYPE OF         AMOUNT      TOTAL PAID
              NAME         PAYMENT          PAID         TO DATE
--------------------------------------------------------------------
1.   GREGG NIMMO       Reimbursment              $882        $9,412
--------------------------------------------------------------------
2.   GREGG NIMMO       Salary                  $7,933       $43,632
--------------------------------------------------------------------
3.
--------------------------------------------------------------------
4.
--------------------------------------------------------------------
5.
--------------------------------------------------------------------
6.   TOTAL  PAYMENTS
     TO  INSIDERS                              $8,815       $53,044
--------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                         PROFESSIONALS
------------------------------------------------------------------------------------------------
                        DATE OF COURT                                                 TOTAL
                       ORDER AUTHORIZING   AMOUNT        AMOUNT      TOTAL PAID     INCURRED
                   NAME    PAYMENT        APPROVED        PAID         TO DATE     & UNPAID *
------------------------------------------------------------------------------------------------
1.   N/A
------------------------------------------------------------------------------------------------
2.   N/A
------------------------------------------------------------------------------------------------
3.   N/A
------------------------------------------------------------------------------------------------
4.   N/A
------------------------------------------------------------------------------------------------
5.   N/A
------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                              $0            $0            $0            $0
------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                          SCHEDULED      AMOUNTS
                                           MONTHLY        PAID          TOTAL
                                          PAYMENTS       DURING        UNPAID
           NAME OF CREDITOR                  DUE          MONTH     POSTPETITION
----------------------------------------------------------------------------------
1.   City of Hollister - Building Rent         $2,395        $2,395            $0
----------------------------------------------------------------------------------
2.   Other                                 various             $397            $0
----------------------------------------------------------------------------------
3.   N/A
----------------------------------------------------------------------------------
4.   N/A
----------------------------------------------------------------------------------
5.   N/A
----------------------------------------------------------------------------------
6.   TOTAL                                     $2,395        $2,792            $0
----------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: OK TURBINES, INC.                            ACCRUAL  BASIS-7

CASE NUMBER: 400-42146-BJH-11                           02/13/95, RWD, 2/96
------------------------------------------------------------------

                                                                       MONTH: September 2000
                                                                              ------------
------------------------------------
QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
      THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                     X
-------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
      OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                               X
-------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
      LOANS) DUE FROM RELATED PARTIES?                                                         X
-------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
      THIS REPORTING PERIOD?                                                                   X
-------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
      DEBTOR FROM ANY PARTY?                                                                   X
-------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                             X
-------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
      PAST DUE?                                                                                X
-------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                         X
-------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                               X
-------------------------------------------------------------------------------------------------------
10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                                              X
-------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                                        X
-------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                          X
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------



------------------------------------
INSURANCE
-------------------------------------------------------------------------------------------------------
                                                                                  YES          NO
-------------------------------------------------------------------------------------------------------
1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
      NECESSARY INSURANCE COVERAGES IN EFFECT?                                     X
-------------------------------------------------------------------------------------------------------
2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                       X
-------------------------------------------------------------------------------------------------------
3.    PLEASE ITEMIZE POLICIES BELOW.
-------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                              INSTALLMENT PAYMENTS
-------------------------------------------------------------------------------------------------------
           TYPE  OF                                                                PAYMENT AMOUNT
            POLICY                    CARRIER          PERIOD COVERED               & FREQUENCY
-------------------------------------------------------------------------------------------------------
      See Kitty Hawk, Inc. Case #400-42141
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

CASE NAME: OK TURBINES, INC.                           FOOTNOTES SUPPLEMENT

CASE NUMBER: 400-42146-BJH-11                          ACCRUAL BASIS

                                             MONTH:       September 2000
                                                     -------------------------

----------------------------------------------------------------------------------------------------------
ACCRUAL BASIS          LINE
 FORM NUMBER          NUMBER                      FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------
       3                12     All payroll is paid out of Kitty Hawk Charters, Inc. (Case #400-
                        13        42142) and allocated to the Company. Related payroll
                                  taxes are disbursed out of and reported at KH Charters.
----------------------------------------------------------------------------------------------------------
       6                       All Professional fees related to the Reorganization of the
                                 Company are disbursed out of Kitty Hawk, Inc. (Parent
                                 Company). Refer to Case # 400-42141
----------------------------------------------------------------------------------------------------------
       7                       All insurance plans related to the Company are carried
                                 at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                 400-42141.
----------------------------------------------------------------------------------------------------------

CASE NAME: OK TURBINES, INC.

CASE NUMBER: 400-42146-BJH-11

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                        September 2000


8.   OTHER (ATTACH  LIST)                      $ (981,712)Reported
                                   -----------------------
        Intercompany Receivables               (1,109,144)
        Uncollectible A/R                          13,963
        Security Deposit                          113,469
                                   -----------------------
                                                 (981,712)Detail
                                   -----------------------
                                                        - Difference



ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                         $ 29,757 Reported
                                   -----------------------
        Bad Debt                                  (10,334)
        UPS Deposit                                 1,500
        Inventory Reserve Allocation               38,591 Detail
                                   -----------------------
                                                   29,757
                                   -----------------------
                                                        - Difference


ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                         $ 19,224 Reported
                                   -----------------------
        Voided checks                               3,621
        NSF Checks                                 15,050
        Inventory refunds                             553
                                   -----------------------
                                                   19,224 Detail
                                   -----------------------
                                                        - Difference



25.  OTHER (ATTACH LIST)                          167,155 Reported
                                   -----------------------
        Transfer to KH Charters                   150,000
        Freight                                     4,966
        Outside service                               466
        Fuel                                        1,144
        Stop Pay                                      547
        Bank Fee                                    1,492
        Refunds                                       202
        UPS Deposit                                 1,500
        NSF Checks                                  4,698
        Subscription                                2,140
                                   -----------------------
                                                  167,155 Detail
                                   -----------------------
                                                        - Difference